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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 7, 2003
                                 Date of Report
                        (Date of earliest event reported)


                          DANIELSON HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                     1-6732
                            (Commission File Number)

                                   95-6021257
                      (IRS Employer Identification Number)

                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600
                             CHICAGO, ILLINOIS 60606
                    (Address of Principal Executive Offices)


                                 (312) 466-4030
              (Registrant's Telephone Number, Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following exhibit is filed with this document:

      99.1 Press Release issued by Danielson Holding Corporation, dated November 7, 2003.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

The information contained in this report is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition", and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583. On November 7, 2003, Danielson Holding Corporation issued a press release announcing its earnings for the quarter ended September 30, 2003. The information contained in Exhibit 99.1 is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY DANIELSON HOLDING CORPORATION AND AMERICAN COMMERCIAL LINES LLC WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2003

DANIELSON HOLDING CORPORATION
(Registrant)

By:    /s/  Philip G. Tinkler
Name:  Philip G. Tinkler
Title: Chief Financial Officer